UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2019

Spark Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36819	46-2654405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3737 Market Street Suite 1300 Philadelphia, PA		19104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 772-7560

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ONCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 5, 2019, Spark Therapeutics, Inc., a Delaware corporation (the “Company”), Roche Holdings, Inc., a Delaware corporation (“Roche”) and 022019 Merger Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of Roche (“Merger Sub”), entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of February 22, 2019, by and among the Company, Roche and Merger Sub (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, Merger Sub previously commenced a cash tender offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company. The consummation of the Offer remains subject to certain conditions, including (1) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other applicable antitrust laws and (2) that no governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any injunction, order or other law that is in effect and restrains, enjoins or otherwise prohibits consummation of the Offer, the merger or the other transactions contemplated by the Merger Agreement, or any governmental entity has instituted any legal proceeding that seeks to or that would do any of the foregoing, or that imposes (or seeks to impose) a burdensome condition (the “Regulatory Conditions”). Under the terms of the Merger Agreement, December 31, 2019 is the date upon which, subject to the terms of the Merger Agreement, either the Company or Roche would have the right to terminate the Merger Agreement if the Offer has not been consummated on or before such date (the “End Date”), provided that if on such date the Regulatory Conditions (with respect to antitrust laws) have not been satisfied, either Roche or the Company may extend the End Date to January 31, 2020 (the “Extended End Date”). Under the terms of Amendment No. 1, Roche and the Company have agreed to extend the Extended End Date to April 30, 2020 in order to provide the parties with additional time to satisfy the Regulatory Conditions (with respect to antitrust laws) in the event that additional time is necessary.

Other than as expressly modified pursuant to Amendment No. 1, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on February 25, 2019, remains in full force and effect as originally executed on February 22, 2019. The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Important Information

This communication is for informational purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company. The tender offer is only being made pursuant to an offer to purchase and related materials. Roche and Merger Sub filed a tender offer statement on Schedule TO with the SEC on March 7, 2019, and the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer with the SEC on March 7, 2019, in each case as amended from time to time. Investors and security holders are urged to read these materials (including the offer to purchase, related letter of transmittal, and certain other tender offer documents), as they may be amended from time to time carefully before any decision is made with respect to the tender offer since they contain important information, including the terms and conditions of the offer. The offer to purchase, Solicitation/Recommendation statement and related materials have been filed with the SEC, and investors and security holders may obtain a free copy of these materials and other documents filed by Roche and the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors and security holders may also obtain free copies of the solicitation/recommendation statement and other documents filed with the SEC by the Company at www.sparktx.com.

Forward-Looking Statements

Any statements made in this communication that are not statements of historical fact, including statements about the Company’s beliefs and expectations and statements about the Offer and Roche’s proposed acquisition of the Company, including the timing of and closing conditions to the acquisition, and the potential effects of the pending acquisition on the Company are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. These statements may be identified by their use of forward-looking terminology such as the words “intend,” “believe,” “expect,” “anticipate,” “should,”

“planned,” “projected,” “estimated,” and “potential,” among others. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, but are not limited to: the possibility that various closing conditions for the transaction may not be satisfied or waived, including uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the effect of the announcement of the transaction on the ability of the Company to retain and hire key personnel and maintain relationships with customers, strategic partners, suppliers, regulatory authorities and others with whom the Company does business, or on the Company’s operating results and business generally; the risk that the Company and Roche may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or cause the parties to abandon the proposed transaction; the impact of legislative, regulatory, competitive and technological changes; the risk that any stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; and other risks and uncertainties discussed in filings that the Company makes with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, as well as the tender offer documents filed by Roche, Merger Sub and the Company.

The forward-looking statements contained in this report are made as of the date hereof, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as expressly required by law. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of July 5, 2019, among Spark Therapeutics, Inc., Roche Holdings, Inc. and 022019 Merger Subsidiary, Inc. (incorporated by reference to Exhibit (d)(3) to the Schedule TO)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK THERAPEUTICS, INC.

Date: July 8, 2019	By:	/s/ Joseph W. La Barge
Joseph W. La Barge
Chief Legal Officer